UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2007

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1407 West Dakota Parkway, Suite 1-B, Williston, ND 58801

(Address of principal executive offices) (Zip Code)

(701) 572-2020

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communciations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communciations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Signature

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 16, 2007, GeoResources, Inc. (“Geo”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated September 14, 2006, by and among Geo, Southern Bay Energy Acquisition, LLC, a wholly-owned subsidiary of Geo (“Southern Acquisition”), Chandler Acquisition, Inc., a wholly-owned subsidiary of Geo (“Chandler Acquisition”), Southern Bay Oil & Gas, L.P. (“Southern”), Chandler Energy, LLC (“Chandler”) and PICA Energy, LLC, a wholly-owned subsidiary of Chandler.  The Amendment was entered into among all of the parties to the Merger Agreement and amends the termination date in Section 7.1(b) of the Merger Agreement from March 31, 2007 to May 31, 2007.  All other terms of the Merger Agreement remain in full force and effect.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

None.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:

/s/ Jeffrey P. Vickers

Jeffrey P. Vickers, President

Date: February 23, 2007